Exhibit 32

CERTIFICATION
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of American Media, Inc., a Delaware corporation (the "Company"), does hereby certify that:

This Amendment No.1 to the Annual Report on Form 10-K for the fiscal year ended March 31, 2016 (the "Amendment") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Amendment fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David J. Pecker
David J. Pecker
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Date:	July 29, 2016

/s/ Christopher V. Polimeni
Christopher V. Polimeni
Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

Date:	July 29, 2016